Exhibit 99.1

KULICKE AND SOFFA INDUSTRIES, INC.

Nonqualified Stock Option Agreement

This Nonqualified Stock Option Agreement (the “Option Agreement”), dated as of the          day of             , 20     (the “Grant Date”), is between Kulicke and Soffa Industries, Inc. (the “Company”), and                                  (the “Optionee”), an employee of the Company, pursuant to the Kulicke and Soffa Industries, Inc. 1998 Employee Incentive Stock Option and Non-Qualified Stock Option Plan as Amended and Restated Effective March 21, 2003 (the “Plan”).

WHEREAS, the Company desires to give the Optionee the opportunity to purchase shares of common stock of the Company (“Shares”) in accordance with the provisions of the Plan, a copy of which is attached hereto;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of an aggregate of                  Shares. The Option is in all respects limited and conditioned as hereinafter provided, and is subject in all respects to the terms and conditions of the Plan now in effect and as it may be amended from time to time (but only to the extent that such amendments apply to outstanding options). Such terms and conditions are incorporated herein by reference, made a part hereof, and shall control in the event of any conflict with any other terms of this Option Agreement. The Option granted hereunder is intended to be a nonqualified stock option (“NQSO”) and not an incentive stock option (“ISO”) as such term is defined in section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Exercise Price. The exercise price of the Shares covered by this Option shall be $         per Share. It is the determination of the Committee that on the Grant Date the exercise price was not less than the greater of (i) 100% of the “Fair Market Value” (as defined in the Plan) of a Share, or (ii) the par value of a Share.

3. Term. Unless earlier terminated pursuant to any provision of the Plan or of this Option Agreement, this Option shall expire on                  , 20     (the “Expiration Date”), which date is not more than 10 years from the Grant Date. This Option shall not be exercisable on or after the Expiration Date.

4. Exercise of Option. The Optionee shall have the right to purchase from the Company, on and after the following dates, the following number of Shares, provided the Optionee has not terminated his or her employment as of the applicable vesting date:

Date Installment Becomes Exercisable	Number of Option Shares

Shares
an additional Shares
an additional Shares

Once the Option becomes exercisable, it will remain exercisable until it is exercised or until it terminates.

5. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised by written notice to the Company at its principal office, which is presently located at 1005 Virginia Drive, Fort Washington, Pennsylvania 19034. The form of such notice is attached hereto and shall state the election to exercise the Option and the number of whole Shares with respect to which it is being exercised; shall be signed by the person or persons so exercising the Option; and shall be accompanied by payment of the full exercise price of such Shares. Only full Shares will be issued.

The exercise price shall be paid to the Company –

(a) in cash, or by certified check, bank draft, or money order;

(b) through the delivery of Shares previously held by the Optionee provided such method of payment is then permitted under applicable law and subject to any minimum holding period established by the Committee for Shares acquired directly from the Company and provided such Shares are not subject to repurchase, forfeiture or other similar conditions.

(c) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option and any required tax withholding;

(d) in any combination of (a), (b), or (d) above.

In the event the exercise price is paid, in whole or in part, with Shares, the portion of the exercise price so paid shall be equal to the Fair Market Value of the Shares surrendered on the date of exercise.

Upon receipt of notice of exercise and payment, the Company shall deliver a certificate or certificates representing the Shares with respect to which the Option is so exercised. The Optionee shall obtain the rights of a shareholder upon receipt of the certificate(s) representing such Shares.

Such certificate(s) shall be registered in the name of the person so exercising the Option (or, if the Option is exercised by the Optionee and if the Optionee so requests in the notice exercising the Option, shall be registered in the name of the Optionee and the Optionee’s spouse, jointly, with right of survivorship) and shall be delivered as provided above to, or upon the written order of, the person exercising the Option. In the event the Option is exercised by any person or persons after the death or “Disability” (as defined in the Plan) of the Optionee, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

6. Non-Transferability of Option. This Option is not assignable or transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or, in the event of his or her Disability, by his or her guardian or legal representative.

7. Termination of Employment. If the Optionee’s employment with the Company and all Related Corporations is terminated for any reason other than Cause, death or Disability prior to the Expiration Date, this Option may be exercised, to the extent of the number of Shares with respect to which the Optionee could have exercised it on the date of such termination of employment by the Optionee at any time prior to the earlier of (i) the Expiration Date or (ii) three months after the date of such termination of employment. Any part of the Option that was not exercisable immediately before the Optionee’s termination of employment shall terminate at that time. In the event the Optionee’s employment is terminated for Cause (as defined in the Plan), this Option (to the extent exercisable and unexercisable) shall terminate on the date of such termination of employment.

8. Retirement. Notwithstanding paragraph 7, in the event of Retirement (as defined in the Plan) all Options held on the date of Retirement shall fully vest and may be exercised by the Participant at any time prior to the earlier of (i) the Expiration Date or (ii) one year after the date of Retirement. Retirement as defined in the Plan is termination of employment with the Company and all Related Corporations at or after attaining age 50 and completing at least three years of employment with the Company and Related Corporations provided the sum of the Optionee’s age and years of employment, as defined, equals or exceeds 60.

9. Disability or Death. If the Optionee dies or incurs a Disability prior to the Expiration Date, all Options held immediately prior to Disability or death shall fully vest and may be exercised by the Optionee or by the Optionee’s legal representative (in the case of Disability), or in the event of death, by the Optionee’s executor or administrator or by the person or persons to whom the Option is transferred by will or the laws of descent and distribution, at any time prior to the earlier of (i) the Expiration Date or (ii) one year after such Disability or death.

10. Withholding of Taxes. The obligation of the Company to deliver Shares upon the exercise of this Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of the Option is subject to the withholding requirements of applicable federal, state and/or local tax law, the Optionee, subject to the provisions of the Plan and such additional withholding rules (the “Withholding Rules”) as may be adopted by the Committee, may satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) Shares. Such election must be made in compliance with and subject to the Withholding Rules, and the Company may limit the number of withheld Shares to the extent necessary to avoid adverse accounting consequences.

11. Adjustment in Capitalization. In the event any stock dividend, stock split, or similar change in the capitalization of the Company affects the number of issued Shares such that an adjustment is required in order to preserve, or to prevent the enlargement of, the benefits or potential benefits intended to be made available under this Award, then the number of Shares issuable upon the exercise of an Option (as well as the exercise price per Share) shall be proportionately adjusted as provided under the terms of the Plan. Unless the Committee determines otherwise, the number of Shares subject to this Award shall always be a whole number.

12. Certain Corporate Transactions. In the event of a corporate transaction (as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that in the event of a proposed corporate transaction, the Committee may terminate all or a portion of any outstanding Award, if it determines that such termination is in the best interests of the Company.

If the Optionee will, following the corporate transaction, be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in such transaction or an affiliate of such an entity, the Committee may, in lieu of the action described above with respect to outstanding Awards, arrange to have such surviving or acquiring entity or affiliate grant to the Optionee a replacement award which, in the judgment of the Committee, is substantially equivalent to the Award.

13. Change in Control. Notwithstanding any other provisions of this Agreement, in the event a Change in Control (as defined in the Plan) occurs, all outstanding Options shall become fully vested.

14. No Right to Continued Employment. Neither the execution and delivery hereof nor the granting of the Award shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company or any of its Related Corporations to employ or continue the employment of the Optionee for any period.

15. Governing Law. This Option Agreement shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the Commonwealth of Pennsylvania (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of the Optionee under, the Plan and Options granted thereunder.

16. Signature in Counterpart. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument.

17. Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the Company and the Optionee and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the Company or the Optionee or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

18. Amendment. This Agreement may not be altered, modified or amended except by a written instrument signed by the Company and the Optionee.

19. Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Nonqualified Stock Option Agreement to be duly executed by its duly authorized officer, and the Optionee has hereunto set his or her hand and seal, all as of the      day of             , 20    .

KULICKE AND SOFFA INDUSTRIES, INC.

By:
Name:	Michael G. Lutz
Title:	Chief Human Resource Officer

Optionee

KULICKE AND SOFFA INDUSTRIES, INC.

1998 EQUITY PLAN

Notice of Exercise of Nonqualified Stock Option

I hereby exercise the nonqualified stock option granted to me pursuant to the Nonqualified Stock Option Agreement dated as of                  , 20    , by Kulicke and Soffa Industries, Inc. (the “Company”), with respect to the following number of shares of the Company’s common stock (“Shares”), par value $         per Share, covered by said option:

Number of Shares to be purchased:		_______
Purchase price per Share:	$	_______
Total purchase price:	$	_______

___	A.	Enclosed is cash or my certified check, bank draft, or money order in the amount of $ in full/partial [circle one] payment for such Shares;

and/or

___	B.	Enclosed is/are Share(s) with a total fair market value of $ on the date hereof in full/partial [circle one] payment for Shares purchased hereunder;

and/or

___	C.	I have provided notice to [insert name of broker], a broker, who will render full/partial [circle one] payment for such Shares.

Note: Optionee should attach to this Notice of Exercise a copy of irrevocable instructions to the broker to pay to the Company the full exercise price.

Please have the certificate or certificates representing the purchased Shares registered in the following name or names*:                     ; and sent to                      .

DATED: , 20
Optionee’s Signature

*	Certificates may be registered in the name of the Optionee alone or in the joint names (with right of survivorship) of the Optionee and his or her spouse.